SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2002

Loudeye Corp.
(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or of organization)		Identification No.)

1130 Rainier Avenue South
Seattle, Washington 98144
(Address of principal executive offices) (Zip code)

(206) 832-4000
(Registrant’s telephone number, including area code)

Loudeye Technologies, Inc.
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
Index to Exhibits filed with the Current Report on Form 8-K
EXHIBIT 16.1

     The Registrant hereby amends the following item of its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2002. The Registrant is amending Item 7 to include a letter addressed to the Securities and Exchange Commission from Arthur Andersen LLP stating that they agree with the applicable disclosure in our Form 8-K filed with the Securities and Exchange Commission on May 29, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 16.1	Letter from Arthur Andersen LLP to the Securities Exchange Commission dated May 30, 2002, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp. f/k/a Loudeye Technologies, Inc.

Dated: May 31, 2002	By:	/s/ Bradley A. Berg
Bradley A. Berg Senior Vice President & Chief Financial Officer

Index to Exhibits filed with the Current Report on Form 8-K

Dated May 31, 2002

Exhibit
Number	Description

16.1	Letter from Arthur Andersen LLP to the Securities Exchange Commission dated May 30, 2002 regarding change in certifying accountant.